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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)   December 2, 1998
                                                   ----------------



                          BOSTON LIFE SCIENCES, INC.
                          --------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                   0-6533                 87-0277826
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(State or other jurisdiction of  (Commission            (I.R.S. Employer
  incorporation or organization)   File No.)             Identification No.)

31 Newbury Street, Suite 300
Boston, Massachusetts                                         02116
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(Address of principal executive offices)                     Zip Code


Registrant's telephone number, including area code  (617)  425-0200
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Item 5.  Other Events.
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On December 2, 1998, Boston Life Sciences, Inc. announced the initiation of a preclinical development program for a newly-synthesized "second generation" technetium-based compound, designated O-1506. This compound differs from the Company's first generation compound, Altropane, in structure and in the advantageous substitution of technetium for I123 as the radio-ligand. The Company reported that O-1506 appears to demonstrate selectivity, binding characteristics and brain striatal localization that look outstanding relative to all other reported technetium-based compounds in this class. The Company believes that the introduction of a user-friendly, technetium-based Parkinson's diagnostic product has the potential to substantially increase the market for these agents, particularly in early detection of the disease. The Company will continue to focus on commercialization of Altropane in the United States, while planning to develop O-1506 worldwide because of the potential for simpler manufacturing and distribution considerations.


On December 11,1998, the Company announced that results achieved in animal model experiments involving the Company's Central Nervous System (CNS) growth factor, Axogenesis Factor 1 (AF-1), demonstrated re-growth of severed axons within the optic nerve in mice. Since degenerative injury to the optic nerve produces the destruction of vision suffered in glaucoma, the Company believes that these preliminary successes suggest that AF-1 could potentially be used as a treatment for this major cause of blindness in the developed countries. In these experiments, the optic nerves in mice were partially severed and the mice were then treated with one injection of AF-1 administered into the posterior chamber of the eye. Treated animals showed histologic evidence of substantial optic nerve regeneration across the lesion, whereas control animals showed insignificant or no evidence of regeneration in their optic nerves. The Company noted that a significant amount of additional work needs to be done to confirm and elaborate these preliminary results as well as optimize drug delivery and dosing.


Item 7.  Exhibits.
         --------

     The following Exhibits are filed as part of this report on Form 8-K:

     99.1 Press Release, dated December 2, 1998.
     99.2 Press Release, dated December 11, 1998.

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SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                          BOSTON LIFE SCIENCES, INC.


Dated: December 14, 1998          By: /s/Joseph Hernon
                                      ----------------
                                      Joseph Hernon
                                      Chief Financial Officer

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                          BOSTON LIFE SCIENCES, INC.

                          CURRENT REPORT ON FORM 8-K

                                 EXHIBIT INDEX

Exhibit No.                                                      Page(s)
-----------                                                      -------

99.1           Press Release, dated December 2, 1998                4
99.2           Press Release, dated December 11, 1998               5

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